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                               DLJ WINTHROP FUNDS
      SUPPLEMENT DATED JULY 7, 1999 TO PROSPECTUS DATED FEBRUARY 23, 1999
                                      AND
          STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 23, 1999.

The information below supplements and replaces the information contained in the Fund's current Prospectus and Statement of Additional Information.

The new address of our Servicing Agent is:

   First Data Investor Services Group, Inc.
   211 South Gulph Road
   P.O. Box 61787
   King of Prussia, PA 19406

Please use this address for Fund correspondence or for additional investments made by a shareholder who has established his/her account outside of a broker-dealer.


Effective immediately, additional investments made by bank wire should be sent using the following instructions:

   Boston Safe Deposit & Trust
   ABA#: 011001234
   Credit: (Insert Name of Your Fund)
   Acct#: 006068
   FBO Shareholder name and account number